History and Organization	12 Months Ended
Dec. 31, 2025
History and Organization
History and Organization	History and Organization
Perfect Corp. (the “Company” or “Perfect”), is a Cayman Islands exempted company with limited liability, which was incorporated on February 13, 2015 with registered address PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Company and its subsidiaries (collectively referred to herein as the “Group”) are SaaS technology companies offering AR/AI solution dedicated to the beauty and fashion industry as well as mobile applications to consumers. The principal place of business is at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan.
On October 28, 2022, the Company consummated a previously announced merger transaction pursuant to the business combination agreement dated as of March 3, 2022, and the Company became a publicly traded company on the New York Stock Exchange (“NYSE”) on October 31, 2022. The merger transaction (“2022 Business Combination”) pursuant to the business combination agreement was accounted for as a recapitalization.
On December 23, 2024, Perfect Mobile Corp. (Taiwan), the Company’s wholly owned subsidiary, entered into a securities purchase agreement with Farfetch US Holdings, Inc. (“Farfetch”), pursuant to which, Perfect Mobile Corp. (Taiwan) agreed to acquire 100% of the issued and outstanding equity interests in Wannaby Inc. (“Wannaby”), a digital company known for its virtual try-on technology and digitalization solutions for the fashion industry. This acquisition enables the Group to expand its offerings into new luxury market segments, including shoes, bags and apparel.
On January 7, 2025, the Group completed the acquisition of Wannaby (“2025 Business Combination”) for $6,473. As a result of transaction, Wannaby, along with its wholly owned subsidiary, Wannaby UAB, became an indirect wholly owned subsidiary of Perfect.